EXHIBIT 99.1

Rovi Corporation 2830 De La Cruz Blvd. Santa Clara, CA 95050
ROVI CORPORATION REPORTS SECOND QUARTER 2014 FINANCIAL RESULTS
Strong Growth in Service Provider and Consumer Electronics Verticals

SANTA CLARA, Calif. (Business Wire) - July 30, 2014-Rovi Corporation (NASDAQ: ROVI) today reported financial results for the second quarter ended June 30, 2014.

The Company reported second quarter revenue of $137.1 million, an increase of 6.1% compared to $129.2 million in the second quarter of 2013.  The year-over-year increase in revenue was attributable to growth of 11.5% in the Service Provider and Consumer Electronics verticals, partially offset by expected continued declines in the Company’s analog business. Second quarter 2014 GAAP Loss from continuing operations, net of tax, was $2.7 million, compared to $5.7 million Income from continuing operations, net of tax, for the second quarter of 2013. Second quarter Diluted loss per share from continuing operations was $0.03, compared to Diluted income per share from continuing operations of $0.06 in the second quarter of 2013. After taking into consideration discontinued operations, the Company reported a second quarter GAAP Net loss of $2.6 million, compared to a $74.1 million loss for the same quarter of 2013. Second quarter Diluted loss per share was $0.03, compared to a loss of $0.75 in the second quarter of 2013.

On a non-GAAP basis, second quarter Adjusted Pro Forma Income was $39.5 million, compared to $41.6 million in the second quarter of 2013, and second quarter Adjusted Pro Forma Diluted income per share was $0.43, compared to $0.42 per share in the second quarter of 2013.

Adjusted Pro Forma Income and Adjusted Pro Forma Diluted income per share from continuing operations are defined below in the section entitled “Non-GAAP or Adjusted Pro Forma Information.”  Reconciliations between GAAP and Adjusted Pro Forma results from operations are provided in the tables below.

“We delivered solid revenue growth in the quarter as our Passport guide product was accepted by America Movil for deployment, we signed new licensing agreements and expanded sales to existing customers,” said Tom Carson, President and CEO of Rovi. “We also took a number of actions during the quarter to strengthen our position for future product growth and licensing renewals including re-financing our debt, hiring expertise for our cloud platform and acquiring a valuable Discovery-related patent portfolio. We remain very confident in Rovi’s strategy and look forward to continued progress during the second half of the year.”

Business Outlook

Rovi now anticipates fiscal year 2014 revenue of between $525 million and $550 million, and fiscal year 2014 Adjusted Pro Forma Diluted income per share of $1.52 - $1.80.

Conference Call Information

Rovi management will host a conference call today, July 30, 2014, at 2:00 p.m. PT/5:00 p.m. ET to discuss the financial results. Investors and analysts interested in participating in the conference are welcome to call 1-866-621-1214 (or international +1-706-643-4013 and reference the conference ID 73718222. The conference call can also be accessed via live webcast in the Investor Relations section of Rovi's website at http://www.rovicorp.com/.

A telephonic replay of the conference call will be available through August 1, 2014 and can be accessed by calling 1-800-585-8367 (or international +1-404-537-3406) and entering access code 73718222#. A replay of the audio webcast will be available on Rovi Corporation's website.

Non-GAAP or Adjusted Pro Forma Information

Rovi Corporation provides non-GAAP Adjusted Pro Forma information. References to Adjusted Pro Forma information are references to non-GAAP pro forma measures. The Company provides Adjusted Pro Forma information to assist investors in assessing its current and future operations in the way that its management evaluates those operations. Adjusted Pro Forma Income and Adjusted Pro Forma Diluted income per share are supplemental measures of the Company's performance that are not required by, and are not presented in accordance with GAAP. Adjusted Pro Forma information is not a substitute for any performance measure derived in accordance with GAAP.

Adjusted Pro Forma Income is defined as GAAP income (loss) from continuing operations, net of tax, adding back non-cash items such as equity-based compensation, amortization of intangibles, amortization or write-off of note issuance costs, non-cash interest expense recorded on convertible debt under Accounting Standards Codification (“ASC”) 470-20 (formerly known as FSP APB 14-1), mark-to-market fair value adjustments for interest rate swaps, caps and foreign currency collars and the reversals of discrete tax items including reserves; as well as items which impact comparability that are required to be recorded under GAAP, but that the Company believes are not indicative of its core operating results such as transaction, transition and integration costs, restructuring and asset impairment charges, gains from the release of Sonic payroll tax withholding liabilities related to a stock option review, payments to note holders and for expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments. While depreciation expense is a non-cash item, it is included in Adjusted Pro Forma Income as a reasonable proxy for capital expenditures.

Adjusted Pro Forma Diluted income per share is calculated using Adjusted Pro Forma Income. The Company's management has evaluated and made operating decisions about its business operations primarily based upon Adjusted Pro Forma Income and Adjusted Pro Forma Diluted income per share. Management uses Adjusted Pro Forma Income and Adjusted Pro Forma Diluted income per share as measures as they exclude items management does not consider to be “core costs” or “core proceeds” when making business decisions. Therefore, management presents these Adjusted Pro Forma financial measures along with GAAP measures.  For each such Adjusted Pro Forma financial measure, the adjustment provides management with information about the Company's underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Rovi Corporation does not acquire businesses on a predictable cycle, management excludes amortization of intangibles from acquisitions, transaction costs and transition and integration costs in order to make more consistent and meaningful evaluations of the Company's operating expenses. Management also excludes the effect of restructuring and asset impairment charges, expenses in connection with the early redemption or modification of debt and gains on sale of strategic investments.  Management excludes the impact of equity-based compensation to help it compare current period operating expenses against the operating expenses for prior periods and to eliminate the effects of this non-cash item, which, because it is based upon estimates on the grant dates, may bear little resemblance to the actual values realized upon the future exercise, expiration, termination or forfeiture of the equity-based compensation, and which, as it relates to stock options and stock purchase plan shares, is required for GAAP purposes to be estimated under valuation models, including the Black-Scholes model used by Rovi Corporation.  Management excludes non-cash interest expense recorded on convertible debt under ASC 470-20, mark-to-market fair value adjustments for interest rate swaps, caps, foreign currency collars, and the reversals of discrete tax items including reserves as they are non-cash items and not considered “core costs” or meaningful when management evaluates the Company's operating expenses.  Management reclassifies the current period benefit or cost of the interest rate swaps from gain or loss on interest rate swaps and caps, net to interest expense in order for interest expense to reflect the swap rates, as these instruments were entered into to control the interest rate the Company effectively pays on its debt.

Management is using these Adjusted Pro Forma measures to help it make budgeting decisions, including decisions that affect operating expenses and operating margin.  Further, Adjusted Pro Forma financial information helps management track actual performance relative to financial targets.  Making Adjusted Pro Forma financial information available to investors, in addition to GAAP financial information, may also help investors compare the Company's performance with the performance of other companies in our industry, which may use similar financial measures to supplement their GAAP financial information.

Management recognizes that the use of Adjusted Pro Forma measures has limitations, including the fact that management must exercise judgment in determining which types of charges should be excluded from the Adjusted Pro Forma financial information.  Because other companies, including companies similar to Rovi Corporation, may calculate their non-GAAP financial measures differently than the Company calculates its Adjusted Pro Forma measures, these Non-GAAP measures may have limited usefulness in comparing companies.  Management believes, however, that providing Adjusted Pro Forma financial information, in addition to GAAP financial information, facilitates consistent comparison of the Company's financial performance over time. The Company provides Adjusted Pro Forma financial information to the investment community, not as an alternative, but as an important supplement to GAAP financial information; to enable investors to evaluate the Company's core operating performance in the same way that management does. Reconciliations between historical and Adjusted Pro Forma results of operations are provided in the tables below.

About Rovi Corporation

Rovi is leading the way to a more personalized entertainment experience. The Company’s pioneering guides, data, and recommendations continue to drive program search and navigation on millions of devices on a global basis. With a new generation of cloud-based discovery capabilities and emerging solutions for interactive advertising and audience analytics, Rovi is enabling premier brands worldwide to increase their reach, drive consumer satisfaction and create a better entertainment experience across multiple screens. Rovi holds over 5,000 issued or pending patents worldwide and is headquartered in Santa Clara, California. Discover more about Rovi at Rovicorp.com.

Forward Looking Statements

All statements contained herein, including the quotations attributed to Mr. Carson, that are not statements of historical fact, including statements that use the words “will,” “believes,” “anticipates,” “estimates,” “expects,” “intends” or similar words that describe the Company's or its management's future plans, objectives, or goals, are “forward-looking statements” and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the Company's estimates of future revenues and earnings, business strategies, anticipated contract signings, and stock repurchases.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Such factors include, among others, the Company's ability to successfully execute on its strategic plan and customer demand for and industry acceptance of the Company's technologies and integrated solutions. Such factors are further addressed in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2014 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). The Company assumes no obligation, except as required by law, to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Investor Contact

Peter Halt
Rovi Corporation
+1 (818) 295-6800

ROVI BUSINESS AND OPERATING HIGHLIGHTS:

Discovery:

•	Approximately 178 million licensed households worldwide; 128 million excluding pre-paid licensees

•	Renewed set-top box guide product agreements for 26 cable operators in North and South America

•	Renewed and expanded territories included in Samsung IP Licensing agreement

•	Renewed Shaw Communications agreement covering both cable and satellite

•
Reached a key project acceptance milestone with America Movil for implementation of Passport. Passport guides are now being deployed, or beginning deployment shortly, in Colombia, Ecuador, El Salvador and Guatemala

•	Entered into multi-year licensing agreement with TP Vision for its retail TV brands in Europe

•	Acquired approximately 500 highly-relevant issued patents and pending applications worldwide from a widely recognized technology company

•	Signed first European advanced search agreement with Canal Digital Kabel in Norway

Data and Analytics:

•	Added data coverage for two more countries; now providing metadata for 62 countries

•	Signed first analytics contract with an advertising exchange and began the sixth analytics pilot program which is the first with a cable operator

Other:

•	Replaced existing $864 million credit agreement with a new credit agreement consisting of $825 million in term loans and a $175 million undrawn revolving credit facility on July 2, 2014

ROVI CORPORATION
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013
Revenues	$137,062	$129,151	$279,512	$261,920
Costs and expenses:
Cost of revenues	24,769	19,754	55,955	48,325
Research and development	28,933	29,555	54,490	57,199
Selling, general and administrative	38,765	38,175	74,985	75,842
Depreciation	4,550	4,045	8,951	8,276
Amortization of intangible assets	19,330	18,781	38,020	37,436
Restructuring and asset impairment charges	3,505	1,319	5,682	1,933
Total costs and expenses	119,852	111,629	238,083	229,011
Operating income from continuing operations	17,210	17,522	41,429	32,909
Interest expense	(13,196)	(15,023)	(26,759)	(31,184)
Interest income and other, net	1,597	1,059	1,835	1,688
Debt modification expense	—	(1,047)	—	(1,351)
(Loss) income on interest rate swaps and caps, net	(4,701)	7,489	(7,336)	6,445
Loss on debt redemption	—	(2,761)	—	(2,761)
Income from continuing operations before income taxes	910	7,239	9,169	5,746
Income tax expense	3,624	1,553	10,200	992
(Loss) income from continuing operations, net of tax	(2,714)	5,686	(1,031)	4,754
Discontinued operations, net of tax	74	(79,760)	(55,874)	(104,561)
Net loss	$(2,640)	$(74,074)	$(56,905)	$(99,807)
Basic earnings per share:
Basic (loss) income per share from continuing operations	$(0.03)	$0.06	$(0.01)	$0.05
Basic loss per share from discontinued operations	0.00	(0.81)	(0.61)	(1.05)
Basic net earnings per share	$(0.03)	$(0.75)	$(0.62)	$(1.00)
Shares used in computing basic net earnings per share	91,019	98,256	92,246	99,404
Diluted earnings per share:
Diluted (loss) income per share from continuing operations	$(0.03)	$0.06	$(0.01)	$0.05
Diluted loss per share from discontinued operations	0.00	(0.81)	(0.61)	(1.05)
Diluted net earnings per share	$(0.03)	$(0.75)	$(0.62)	$(1.00)
Shares used in computing diluted net earnings per share	91,019	99,334	92,246	100,098

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
GAAP CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	June 30, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$266,113	$156,487
Short-term investments	175,837	365,976
Trade accounts receivable, net	85,082	104,386
Taxes receivable	511	1,907
Deferred tax assets, net	11,146	18,621
Prepaid expenses and other current assets	16,554	14,936
Assets held for sale	—	106,688
Total current assets	555,243	769,001
Long-term marketable investment securities	137,643	118,658
Property and equipment, net	32,681	33,350
Finite-lived intangible assets, net	470,154	478,229
Other assets	15,597	16,907
Goodwill	1,337,435	1,298,448
Total assets	$2,548,753	$2,714,593

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$93,491	$94,560
Deferred revenue	20,514	9,848
Current portion of long-term debt	282,015	—
Liabilities held for sale	—	5,513
Total current liabilities	396,020	109,921
Taxes payable, less current portion	10,060	44,038
Long-term debt, less current portion	861,798	1,186,564
Deferred revenue, less current portion	19,841	4,641
Long-term deferred tax liabilities, net	69,114	41,379
Other non current liabilities	23,480	14,834
Total liabilities	1,380,313	1,401,377
Stockholders’ equity:
Common stock	130	128
Treasury stock	(939,833)	(816,694)
Additional paid-in capital	2,313,770	2,279,196
Accumulated other comprehensive loss	(3,307)	(3,999)
Retained deficit	(202,320)	(145,415)
Total stockholders’ equity	1,168,440	1,313,216
Total liabilities and stockholders’ equity	$2,548,753	$2,714,593

See notes to the GAAP Consolidated Financial Statements in our Form 10-Q.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Three Months Ended			Three Months Ended
	June 30, 2014			June 30, 2013
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$102,695	$—	$102,695	$92,845	$—	$92,845
CE	29,839	—	29,839	26,058	—	26,058
Other	4,528	—	4,528	10,248	—	10,248
Total revenues	137,062	—	137,062	129,151	—	129,151

Costs and expenses:
Cost of revenues (1)	24,769	(1,161)	23,608	19,754	(982)	18,772
Research and development (2)	28,933	(3,766)	25,167	29,555	(5,592)	23,963
Selling, general and administrative (3)	38,765	(8,263)	30,502	38,175	(9,812)	28,363
Depreciation (4)	4,550	—	4,550	4,045	—	4,045
Amortization of intangible assets	19,330	(19,330)	—	18,781	(18,781)	—
Restructuring and asset impairment charges	3,505	(3,505)	—	1,319	(1,319)	—
Total costs and expenses	119,852	(36,025)	83,827	111,629	(36,486)	75,143
Operating income from continuing operations	17,210	36,025	53,235	17,522	36,486	54,008
Interest expense (5)	(13,196)	3,683	(9,513)	(15,023)	5,704	(9,319)
Interest income and other, net (6)	1,597	(1,182)	415	1,059	—	1,059
Debt modification expense	—	—	—	(1,047)	1,047	—
(Loss) gain on interest rate swaps and caps, net (7)	(4,701)	4,701	—	7,489	(7,489)	—
Loss on debt redemption	—	—	—	(2,761)	2,761	—
Income from continuing operations before income taxes	910	43,227	44,137	7,239	38,509	45,748
Income tax expense (8)	3,624	1,010	4,634	1,553	2,564	4,117
(Loss) income from continuing operations, net of tax	$(2,714)	$42,217	$39,503	$5,686	$35,945	$41,631

Diluted (loss) income per share from continuing operations	$(0.03)		$0.43	$0.06		$0.42
Shares used in computing diluted net earnings per share (9)	91,019	582	91,601	99,334		99,334

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$1,161	$926
Transition and integration costs		—	56
Total adjustment		$1,161	$982
(2) Adjustments to research and development consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$3,601	$5,546
Transition and integration costs		165	46
Total adjustment		$3,766	$5,592
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$7,218	$9,193
Transition and integration costs		1,045	619
Total adjustment		$8,263	$9,812
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates $1.2 million in other income for the release of Sonic payroll tax withholding liabilities related to stock option review.
(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit or cost from the interest rate swap to interest expense.

(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2014 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.

ROVI CORPORATION
ADJUSTED PRO FORMA RECONCILIATION
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

	Six Months Ended			Six Months Ended
	June 30, 2014			June 30, 2013
			Adjusted			Adjusted
	GAAP	Adjustments	Pro Forma	GAAP	Adjustments	Pro Forma
Revenues:
Service providers	$200,730	$—	$200,730	$180,443	$—	$180,443
CE	59,379	—	59,379	64,524	—	64,524
Other	19,403	—	19,403	16,953	—	16,953
Total revenues	279,512	—	279,512	261,920	—	261,920

Costs and expenses:
Cost of revenues (1)	55,955	(2,485)	53,470	48,325	(2,294)	46,031
Research and development (2)	54,490	(5,989)	48,501	57,199	(10,861)	46,338
Selling, general and administrative (3)	74,985	(15,525)	59,460	75,842	(18,685)	57,157
Depreciation (4)	8,951	—	8,951	8,276	—	8,276
Amortization of intangible assets	38,020	(38,020)	—	37,436	(37,436)	—
Restructuring and asset impairment charges	5,682	(5,682)	—	1,933	(1,933)	—
Total costs and expenses	238,083	(67,701)	170,382	229,011	(71,209)	157,802
Operating income from continuing operations	41,429	67,701	109,130	32,909	71,209	104,118
Interest expense (5)	(26,759)	7,915	(18,844)	(31,184)	11,688	(19,496)
Interest income and other, net (6)	1,835	(1,182)	653	1,688	—	1,688
Debt modification expense	—	—	—	(1,351)	1,351	—
(Loss) gain on interest rate swaps and caps, net (7)	(7,336)	7,336	—	6,445	(6,445)	—
Loss on debt redemption	—	—	—	(2,761)	2,761	—
Income from continuing operations before income taxes	9,169	81,770	90,939	5,746	80,564	86,310
Income tax expense (8)	10,200	(839)	9,361	992	6,777	7,769
(Loss) income from continuing operations, net of tax	$(1,031)	$82,609	$81,578	$4,754	$73,787	$78,541

Diluted (loss) income per share from continuing operations	$(0.01)		$0.88	$0.05		$0.78
Shares used in computing diluted net earnings per share (9)	92,246	765	93,011	100,098		100,098

(1) Adjustments to cost of revenues consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$2,485	$1,943
Transition and integration costs		—	351
Total adjustment		$2,485	$2,294
(2) Adjustments to research and development consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$5,814	$10,082
Transition and integration costs		175	779
Total adjustment		$5,989	$10,861
(3) Adjustments to selling, general and administrative consist of the following:
		June 30, 2014	June 30, 2013
Equity based compensation		$13,856	$17,655
Transaction, transition and integration costs		1,669	1,030
Total adjustment		$15,525	$18,685
(4) While depreciation is a non-cash item, it is included in Adjusted Pro Forma Income From Continuing Operations as management considers it a proxy for capital expenditures.
(5) Adjustments eliminate non-cash interest expense such as amortization of note issuance costs and the convertible note discount recorded under ASC 470-20 (formerly known as FSP APB 14-1) and reclassifies the current period benefit from the interest rate swap to interest expense.

(6) Adjustment eliminates $1.2 million in other income for the release of Sonic payroll tax withholding liabilities related to stock option review.
(7) Adjustment eliminates non-cash mark-to-market gain or loss related to interest rate swaps and caps and reclassifies the current period benefit or cost from the interest rate swap to interest expense.

(8) Adjusts tax expense to the adjusted pro forma cash tax rate.
(9) For the 2014 period, since the adjustments resulted in Adjusted Pro Forma Net Income, shares used in computing diluted net earnings per share were adjusted to include dilutive common equivalent shares outstanding.